UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2016

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

NOTE:  This amended Current Report on Form 8-K/A is being filed solely to correct an administrative oversight in the Current Report on Form 8-K filed on May 3, 2016.  This amended report corrects an inadvertent error in two line items reported in the Company’s Statement of Cash Flows for the 9 months ended March 31, 2016 and 2015 contained within the press release financial statements furnished with such filing.  More specifically, the amounts in the line items for “cash dividends paid” and “purchases of treasure stock” were transposed.  Except as described above, all other information in the Company's Form 8-K filed on May 3, 2016 remains unchanged.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On May 3, 2016, the registrant issued a press release announcing earnings for the third quarter ended March 31, 2016.  A copy of the release is furnished herewith as Exhibit 99 and is incorporated herein by reference.  This Current Report on Form 8-K/A and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 2.02 of Form 8-K/A.

SECTION  9 -  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits – The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K/A.

Exhibit No.

Description

99

Press Release of Standex International Corporation dated May 3, 2016

FORWORD-LOOKING STATEMENTS

This current report on Form 8-K/A contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/s/ THOMAS DEBYLE
Thomas DeByle Chief Financial Officer
Date: May 3, 2016
Signing on behalf of the registrant and as principal financial officer